EXHIBIT 10.2

EXECUTION VERSION

AMENDMENT NO. 1 TO CREDIT AGREEMENT

 AMENDMENT NO. 1 dated as of August 13, 2013 (this “Amendment”), in respect of the Credit Agreement dated as of December 17, 2012 (the “Credit Agreement”), among SPECTRUM BRANDS, INC. (the “Borrower”), as Lead Borrower, SPECTRUM BRANDS CANADA, INC., as Canadian Borrower, SB/RH HOLDINGS, LLC, the Lenders party thereto and DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent (the “Administrative Agent”).

The parties hereto desire to amend the Credit Agreement as set forth herein.

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1.  Defined Terms; References.  Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.  Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after the First Amendment Effective Date (as defined below), refer to the Credit Agreement as amended hereby.  This Amendment is a Loan Document.

SECTION 2. Amendments to Credit Agreement.  The Credit Agreement is hereby amended as follows:

(a)      The following definition is added to Section 1.01 of the Credit Agreement (in appropriate alphabetical order):

“Shorter-Maturity Term Loans” shall have the meaning ascribed to such term in Section 2.23(a)(vii).

(b)      Section 2.22(a) of the Credit Agreement is hereby amended to change the two references to “(other than Canadian Term Loans)” contained in the first sentence thereof to “(other than Canadian Term Loans and Shorter-Maturity Term Loans)”.

(c)      Clause (a)(vii) of Section 2.23 of the Credit Agreement is hereby amended to add a new proviso at the end thereof as follows:  “; provided further that clause (A) and clause (B) shall not apply to up to $1,150,000,000 in aggregate principal amount of New Term Loans to be issued pursuant to a New Term Loan Commitment Agreement so long as substantially all of the proceeds thereof are applied to redeem all of the Senior Secured Notes and to pay related expenses (the “Shorter-Maturity Term Loans”)”.

SECTION 3.  Ratification and Reaffirmation.  The Borrower hereby ratifies and reaffirms the Obligations, the Credit Agreement, each of the other Loan Documents to which it is a party and all of the covenants, duties, indebtedness and liabilities under the Credit Agreement and the other Loan Documents to which it is a party.

SECTION 4.  Representations of Borrower.  The Borrower hereby represents and warrants that, immediately prior to and immediately after giving effect to this Amendment:

(a)      the representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects on and as of the First

Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date; and

(b)      no Default or Event of Default shall have occurred and be continuing.

SECTION 5.  Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6.  Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract.  Delivery of an executed signature page to this Amendment by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Amendment.

SECTION 7.  Effectiveness.  This Amendment shall become effective on the date (the “First Amendment Effective Date”) when the Administrative Agent shall have received:

(a)      from the Borrower, Holdings, the Administrative Agent and the Required Lenders either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy or electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment;

(b)      a certificate as to the good standing of the Borrower as of a recent date from the Secretary of State of the State of Delaware;

(c)      all fees and expenses due and payable on or prior to the First Amendment Effective Date under the Credit Agreement or any other Loan Document, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement or any other Loan Document.; and

(d)      the New Term Loan Commitment Agreement No. 1 which provides for the issuance of the Shorter-Maturity Term Loans (as defined in the Credit Agreement as amended hereby) shall be effective substantially contemporaneously herewith.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

SPECTRUM BRANDS, INC.,

By:	/s/ Anthony L. Genito
	Name:	Anthony L. Genito
	Title:	Executive Vice President, Chief Financial Officer and Chief Accounting Officer

SB/RH HOLDINGS, LLC,

By:	/s/ John Beattie
	Name:	John Beattie
	Title:	Vice President and Treasurer

[SIGNATURE PAGE TO FIRST AMENDMENT]

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent

By:	/s/ Dusan Lazarov
	Name:	Dusan Lazarov
	Title:	Director

By:	/s/ Benjamin Souh
	Name:	Benjamin Souh
	Title:	Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT]

[Lender Signature Pages]
On file with the Administrative Agent.

[SIGNATURE PAGE TO FIRST AMENDMENT]